SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________


      Date of Report (date of earliest event reported):  OCTOBER 14, 2005


                    MID-WISCONSIN FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)


        WISCONSIN                   0-18542                   06-1169935
     (State or other           (Commission File              (IRS Employer
     jurisdiction of                Number)                 Identification
     incorporation)                                             Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On October 14, 2005, Mid-Wisconsin Financial Services, Inc. (the "Company") completed a private placement of $10.0 million of floating rate trust preferred securities to an institutional investor through a newly formed Delaware trust affiliate, Mid-Wisconsin Statutory Trust I (the "Trust"). The trust preferred securities mature in December, 2035, are redeemable at the Company's option beginning in December, 2010, and require quarterly distributions by the Trust to the holder of the trust preferred securities, initially at a rate of 5.958% until December 15, 2010, and thereafter at a rate that will reset quarterly at the three-month LIBOR rate plus 1.43%.

      The proceeds from the sale of the trust preferred securities and Trust common securities sold to the Company were used by the Trust to purchase $10,310,000 in aggregate principal amount of the Company's floating rate junior subordinated debentures. The net proceeds to the Company from the sale of the debentures will be used for general corporate purposes.

      The debentures were issued pursuant to an Indenture dated October 14, 2005, between the Company, as issuer, and Wilmington Trust Company, as trustee (the "Indenture"). The debentures have the same interest payment terms as the trust preferred securities. The interest payments by the Company will be used by the Trust to pay the quarterly distributions payable by the Trust to the holder of the trust preferred securities. However, so long as no event of default, as described below, has occurred under the debentures, the Company may defer interest payments on the debentures for up to 20 consecutive quarters (in which case the Trust will also be entitled to defer distributions otherwise due on the trust preferred securities).

      The debentures are subordinated to the prior payment of any other indebtedness of the Company that, by its terms, is not similarly subordinated. The debentures mature on December 15, 2035, but may be redeemed at the Company's option on or after December 15, 2010, or at any time upon certain events, such as a change in the regulatory capital treatment of the debentures, the Trust being deemed an investment company or the occurrence of certain adverse tax events.

      The debentures may be declared immediately due and payable at the election of the trustee or holders of 25% of the aggregate principal amount of outstanding debentures upon the occurrence of an event of default. An event of default generally means (1) default in the payment of any interest when due, except in the case of an election by the Company to defer payment of interest for up to 20 consecutive quarters (which does not constitute an event of default), (2) a default in the payment of the principal amount of the debentures at maturity, (3) a default in the Company's performance, or breach, of any covenant or warranty in the Indenture which is not cured within 60 days,
(4) the institution of any bankruptcy or similar proceedings by or against the Company, or (5) the liquidation or winding up of the Trust, other than as contemplated in the Indenture.

      The Company also has entered into a Guarantee Agreement pursuant to which it has agreed to guarantee the payment by the Trust of distributions on the trust preferred securities, and the payment of principal of the trust preferred securities when due, either at maturity or on redemption, but only if and to the extent that the Trust fails to pay distributions on or principal of the trust preferred securities after having received interest payments or principal payments on the debentures from the Company for the purpose of paying those distributions or the principal amount of the trust preferred securities.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      See the information set forth under Item 1.01 above, which is incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

   Exhibit 1.1 Indenture dated October 14, 2005 between Mid-Wisconsin Financial
               Services, Inc. as issuer, and Wilmington Trust Company, as trustee, including the form of Junior Subordinated Debenture as Exhibit A thereto.

   Exhibit 1.2 Guarantee Agreement dated October 14, 2005 between Mid-Wisconsin
               Financial Services, Inc., as guarantor, and Wilmington Trust Company, as guarantee trustee.

   Exhibit 1.3 Amended and Restated Declaration of Trust dated October 14, 2005 among Mid-Wisconsin Financial Services, Inc., as sponsor, Wilmington Trust Company, as Institutional and Delaware Trustees, and the Administrators named therein, including the form of trust preferred securities.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  October 14, 2005             By:    RHONDA R. KELLEY
                                           Rhonda R. Kelley
                                           Controller

                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                    MID-WISCONSIN FINANCIAL SERVICES, INC.
                            DATED OCTOBER 14, 2005
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))

EXHIBIT 1.1 INDENTURE DATED OCTOBER 14, 2005 BETWEEN MID-WISCONSIN FINANCIAL
            SERVICES, INC. AS ISSUER, AND WILMINGTON TRUST COMPANY, AS TRUSTEE, INCLUDING THE FORM OF JUNIOR SUBORDINATED DEBENTURE AS EXHIBIT A THERETO.

EXHIBIT 1.2 GUARANTEE AGREEMENT DATED OCTOBER 14, 2005 BETWEEN MID-WISCONSIN
            FINANCIAL SERVICES, INC., AS GUARANTOR, AND WILMINGTON TRUST COMPANY, AS GUARANTEE TRUSTEE.

EXHIBIT 1.3 AMENDED AND RESTATED DECLARATION OF TRUST DATED OCTOBER 14, 2005
            AMONG MID-WISCONSIN FINANCIAL SERVICES, INC., AS SPONSOR, WILMINGTON TRUST COMPANY, AS INSTITUTIONAL AND DELAWARE TRUSTEES, AND THE ADMINISTRATORS NAMED THEREIN, INCLUDING THE FORM OF TRUST PREFERRED SECURITIES.